SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 28, 1999


                                 N-VISION, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                       000-28520                    54-1741313
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)


           7680 OLD SPRINGHOUSE ROAD                                  22102
            -------------------------                                 -----
          MADISON BUILDING, FIRST FLOOR                             (ZIP CODE)
                 MCLEAN, VIRGINIA
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 506-8808




                                 NOT APPLICABLE
          ------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.           OTHER EVENTS.

                  Registrant announced the resignation of Christopher J. Lewis as president of the Company effective June 4, 1999. The Registrant also announced that Claude H. Rumsey, director of the Company, will serve as president of the Company until a successor is named. A press release regarding the announcement is attached as Exhibit 99.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) Exhibits

                           Exhibit 99.  Press Release



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  May 28, 1999                            n-Vision, Inc.

                                           By: /s/ Claude H. Rumsey
                                               ____________________
                                               Claude H. Rumsey
                                               President




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